EXHIBIT 99.1

                               UBS Investment Bank
                            Fixed Bid Stratification

      Available; No PIF's; (less FHA/VA); AF15 SEP; '; 15yr; '; '; '; High
================================================================================

--------------------------------------------------------------------------------
Pool Summary                                 COUNT               UPB          %
--------------------------------------------------------------------------------
Conforming                                     239    $28,405,335.00      50.61%
Non-Conforming                                  55     27,723,378.00      49.39
--------------------------------------------------------------------------------
Total:                                         294    $56,128,713.00     100.00%
--------------------------------------------------------------------------------
Adjusted Balance: $56,128,712.89
Data as of Date: 2004-09-01
GROSS WAC: 6.4712%
NET WAC: 6.172%
% IO's: 0.00%
% SF/PUD: 86.55%
% FULL/ALT/DULP: 15.87%
% CASHOUT: 48.78%
% PURCHASE: 30.59%
% INVESTOR: 10.04%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 72.55%
% FICO > 679: 50.39%
% NO FICO: 0.00%
WA FICO: 686
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 40.51%
CALIFORNIA %: 23.58%
Latest Maturity Date: 20190801
Loans with Prepay Penalties: 40.51%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Product Type                                 COUNT               UPB          %
--------------------------------------------------------------------------------
15 YR FXD                                      294    $56,128,713.00     100.00%
--------------------------------------------------------------------------------
Total:                                         294    $56,128,713.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Balance                             COUNT               UPB          %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                              35     $1,272,704.00       2.22%
$50,000.01 - $100,000.00                        70      5,490,876.00       9.58
$100,000.01 - $150,000.00                       61      7,677,174.00      13.39
$150,000.01 - $200,000.00                       42      7,116,349.00      12.41
$200,000.01 - $250,000.00                       24      5,325,647.00       9.29
$250,000.01 - $300,000.00                        5      1,329,750.00       2.32
$300,000.01 - $350,000.00                        4      1,375,500.00       2.40
$350,000.01 - $400,000.00                       12      4,466,600.00       7.79
$400,000.01 - $450,000.00                       13      5,542,369.00       9.67
$450,000.01 - $500,000.00                        9      4,285,257.00       7.47
$500,000.01 - $550,000.00                        5      2,662,400.00       4.64
$550,000.01 - $600,000.00                        1        552,000.00       0.96
$600,000.01 - $650,000.00                        7      4,484,800.00       7.82
$700,000.01 - $750,000.00                        2      1,464,000.00       2.55
$850,000.01 - $900,000.00                        1        856,000.00       1.49
$900,000.01 - $950,000.00                        1        900,489.00       1.57
$1,000,000.01 >=                                 2      2,530,000.00       4.41
--------------------------------------------------------------------------------
Total:                                         294    $57,331,914.00     100.00%
--------------------------------------------------------------------------------
Minimum: $10,710.00
Maximum: $1,300,000.00
Average: $195,006.51
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Unpaid Balance                               COUNT               UPB          %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                              35     $1,232,733.00       2.18%
$50,000.01 - $100,000.00                        73      5,674,581.00      10.04
$100,000.01 - $150,000.00                       68      8,719,200.00      15.43
$150,000.01 - $200,000.00                       35      6,079,493.00      10.76
$200,000.01 - $250,000.00                       23      5,126,758.00       9.07
$250,000.01 - $300,000.00                        3        817,864.00       1.45
$300,000.01 - $350,000.00                        5      1,714,305.00       3.03
$350,000.01 - $400,000.00                       11      4,080,254.00       7.22
$400,000.01 - $450,000.00                       14      6,302,126.00      11.15
$450,000.01 - $500,000.00                        9      4,252,660.00       7.53
$500,000.01 - $550,000.00                        6      3,185,164.00       5.64
$600,000.01 - $650,000.00                        7      4,476,471.00       7.92
$700,000.01 - $750,000.00                        2      1,459,579.00       2.58
$850,000.01 - $900,000.00                        1        856,000.00       1.51
$1,000,000.01 >=                                 2      2,530,000.00       4.48
--------------------------------------------------------------------------------
Total:                                         294    $56,507,188.00     100.00%
--------------------------------------------------------------------------------
Minimum: $10,560.21
Maximum: $1,300,000.00
Average: $192,201.32
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Gross Rate                                   COUNT               UPB          %
--------------------------------------------------------------------------------
6.001% - 6.250%                                115    $23,750,057.00      42.31%
6.251% - 6.500%                                 68     14,972,434.00      26.68
6.501% - 6.750%                                 39      7,543,610.00      13.44
6.751% - 7.000%                                 48      6,755,549.00      12.04
7.001% - 7.250%                                 11      2,067,139.00       3.68
7.251% - 7.500%                                  6        473,036.00       0.84
7.501% - 7.750%                                  5        365,738.00       0.65
7.751% - 8.000%                                  1         52,000.00       0.09
8.001% - 8.250%                                  1        149,150.00       0.27
--------------------------------------------------------------------------------
Total:                                         294    $56,128,713.00     100.00%
--------------------------------------------------------------------------------
Minimum: 6.125%
Maximum: 8.250%
Weighted Average: 6.471%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Net Rate                                     COUNT               UPB          %
--------------------------------------------------------------------------------
5.501% - 5.750%                                 26     $2,842,219.00       5.06%
5.751% - 6.000%                                112     23,515,212.00      41.90
6.001% - 6.250%                                 59     13,931,878.00      24.82
6.251% - 6.500%                                 49      9,554,211.00      17.02
6.501% - 6.750%                                 29      3,783,583.00       6.74
6.751% - 7.000%                                 11      1,853,769.00       3.30
7.001% - 7.250%                                  5        279,261.00       0.50
7.251% - 7.500%                                  1        167,428.00       0.30
7.501% - 7.750%                                  1         52,000.00       0.09
7.751% - 8.000%                                  1        149,150.00       0.27
--------------------------------------------------------------------------------
Total:                                         294    $56,128,713.00     100.00%
--------------------------------------------------------------------------------
Minimum: 5.750%
Maximum: 7.875%
Weighted Average: 6.172%
--------------------------------------------------------------------------------



The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                               Aug 25, 2004 17:09                  Page 1  of  4

                               UBS Investment Bank
                            Fixed Bid Stratification

      Available; No PIF's; (less FHA/VA); AF15 SEP; '; 15yr; '; '; '; High
================================================================================


--------------------------------------------------------------------------------
Original Term to Maturity                    COUNT               UPB          %
--------------------------------------------------------------------------------
121 - 180                                      294    $56,128,713.00     100.00%
--------------------------------------------------------------------------------
Total:                                         294    $56,128,713.00     100.00%
--------------------------------------------------------------------------------
Minimum: 180
Maximum: 180
Weighted Average: 180
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Remaining Term to Stated Maturity            COUNT               UPB          %
--------------------------------------------------------------------------------
121 - 180                                      294    $56,128,713.00     100.00%
--------------------------------------------------------------------------------
Total:                                         294    $56,128,713.00     100.00%
--------------------------------------------------------------------------------
Minimum: 151
Maximum: 180
Weighted Average: 176
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Seasoning                                    COUNT               UPB          %
--------------------------------------------------------------------------------
<= 0                                            15     $3,856,140.00       6.87%
1 - 1                                           50     16,087,396.00      28.66
2 - 2                                           22      6,371,905.00      11.35
3 - 3                                            7      1,870,113.00       3.33
4 - 4                                           19      3,929,901.00       7.00
5 - 5                                           15      3,148,338.00       5.61
6 - 6                                           30      3,777,529.00       6.73
7 - 12                                         135     16,644,525.00      29.65
25 - 36                                          1        442,867.00       0.79
--------------------------------------------------------------------------------
Total:                                         294    $56,128,713.00     100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 29
Weighted Average: 4
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO Scores                                  COUNT               UPB          %
--------------------------------------------------------------------------------
550 - 559                                        1        $80,952.00       0.14%
580 - 589                                        3        361,378.00       0.64
590 - 599                                        5        732,512.00       1.31
600 - 609                                        3        649,632.00       1.16
610 - 619                                        4      1,277,216.00       2.28
620 - 629                                       21      4,092,532.00       7.29
630 - 639                                       12      2,359,643.00       4.20
640 - 649                                       29      3,636,430.00       6.48
650 - 659                                       24      5,326,007.00       9.49
660 - 669                                       15      3,659,647.00       6.52
670 - 679                                       22      5,670,368.00      10.10
680 - 689                                       23      4,287,106.00       7.64
690 - 699                                       22      3,469,492.00       6.18
700 - 709                                       19      4,495,608.00       8.01
710 - 719                                       19      2,873,012.00       5.12
720 - 729                                       10      1,679,969.00       2.99
730 - 739                                       18      3,258,545.00       5.81
740 - 749                                       11      1,451,773.00       2.59
750 - 759                                        8      1,608,333.00       2.87
760 - 769                                        8      1,713,406.00       3.05
770 - 779                                        3        280,580.00       0.50
780 - 789                                        5      1,205,415.00       2.15
790 - 799                                        6      1,459,700.00       2.60
800 - 809                                        3        499,456.00       0.89
--------------------------------------------------------------------------------
Total:                                         294    $56,128,713.00     100.00%
--------------------------------------------------------------------------------
Minimum: 556
Maximum: 803
Weighted Average: 686
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan To Value Ratio                          COUNT               UPB          %
--------------------------------------------------------------------------------
5.001% - 10.000%                                 2       $680,000.00       1.21%
10.001% - 15.000%                                2         70,769.00       0.13
15.001% - 20.000%                                2         38,920.00       0.07
20.001% - 25.000%                                1        109,000.00       0.19
25.001% - 30.000%                                2         67,800.00       0.12
30.001% - 35.000%                                7      1,209,894.00       2.16
35.001% - 40.000%                                9        948,603.00       1.69
40.001% - 45.000%                                7        893,596.00       1.59
45.001% - 50.000%                                7      1,152,331.00       2.05
50.001% - 55.000%                               11      4,329,068.00       7.71
55.001% - 60.000%                               17      4,236,303.00       7.55
60.001% - 65.000%                                8      1,008,971.00       1.80
65.001% - 70.000%                               23      6,448,510.00      11.49
70.001% - 75.000%                               25      5,591,554.00       9.96
75.001% - 80.000%                               59     13,571,463.00      24.18
80.001% - 85.000%                               18      3,262,091.00       5.81
85.001% - 90.000%                               58      7,773,748.00      13.85
90.001% - 95.000%                               36      4,736,091.00       8.44
--------------------------------------------------------------------------------
Total:                                         294    $56,128,713.00     100.00%
--------------------------------------------------------------------------------
Minimum: 6.60%
Maximum: 95.00%
Weighted Average: 72.55%
--------------------------------------------------------------------------------



The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                               Aug 25, 2004 17:09                  Page 2  of  4

                               UBS Investment Bank
                            Fixed Bid Stratification

      Available; No PIF's; (less FHA/VA); AF15 SEP; '; 15yr; '; '; '; High
================================================================================


--------------------------------------------------------------------------------
Combined Loan To Value Ratio                 COUNT               UPB          %
--------------------------------------------------------------------------------
5.001% - 10.000%                                 2       $680,000.00       1.21%
10.001% - 15.000%                                2         70,769.00       0.13
15.001% - 20.000%                                2         38,920.00       0.07
20.001% - 25.000%                                1        109,000.00       0.19
25.001% - 30.000%                                2         67,800.00       0.12
30.001% - 35.000%                                7      1,209,894.00       2.16
35.001% - 40.000%                                9        948,603.00       1.69
40.001% - 45.000%                                7        893,596.00       1.59
45.001% - 50.000%                                7      1,152,331.00       2.05
50.001% - 55.000%                               10      3,679,068.00       6.55
55.001% - 60.000%                               17      4,236,303.00       7.55
60.001% - 65.000%                                8      1,008,971.00       1.80
65.001% - 70.000%                               23      6,448,510.00      11.49
70.001% - 75.000%                               26      6,241,554.00      11.12
75.001% - 80.000%                               54     12,222,945.00      21.78
80.001% - 85.000%                               19      4,118,091.00       7.34
85.001% - 90.000%                               59      7,892,517.00      14.06
90.001% - 95.000%                               39      5,109,841.00       9.10
--------------------------------------------------------------------------------
Total:                                         294    $56,128,713.00     100.00%
--------------------------------------------------------------------------------
Minimum: 6.60%
Maximum: 95.00%
Weighted Average: 72.98%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DTI                                          COUNT               UPB          %
--------------------------------------------------------------------------------
<= 0.000%                                      217    $29,727,724.00      52.96%
1.001% - 6.000%                                  1        478,419.00       0.85
6.001% - 11.000%                                 1        538,772.00       0.96
16.001% - 21.000%                                4      1,074,442.00       1.91
21.001% - 26.000%                                7      2,015,915.00       3.59
26.001% - 31.000%                                6      3,841,957.00       6.84
31.001% - 36.000%                               20      8,094,965.00      14.42
36.001% - 41.000%                               14      3,903,597.00       6.95
41.001% - 46.000%                               18      4,873,775.00       8.68
46.001% - 51.000%                                2        376,488.00       0.67
51.001% - 56.000%                                1        391,300.00       0.70
56.001% - 61.000%                                1        119,339.00       0.21
61.001% - 66.000%                                1        650,000.00       1.16
96.001% - 101.000%                               1         42,019.00       0.07
--------------------------------------------------------------------------------
Total:                                         294    $56,128,713.00     100.00%
--------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 98.863%
Weighted Average: 34.693%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Geographic Concentration                     COUNT               UPB          %
--------------------------------------------------------------------------------
California                                      43    $13,234,346.00      23.58%
New York                                        17      4,055,509.00       7.23
Florida                                         22      3,806,518.00       6.78
Nevada                                          11      3,232,114.00       5.76
New Jersey                                      12      2,872,051.00       5.12
Texas                                           18      2,775,077.00       4.94
Arizona                                         19      2,681,598.00       4.78
Pennsylvania                                     9      1,916,206.00       3.41
Massachusetts                                    5      1,651,715.00       2.94
Connecticut                                      3      1,565,762.00       2.79
Washington                                       5      1,390,066.00       2.48
Michigan                                         7      1,216,764.00       2.17
Virginia                                         9      1,157,440.00       2.06
Maryland                                         4      1,140,878.00       2.03
Ohio                                             7      1,092,814.00       1.95
Georgia                                          7        992,156.00       1.77
Kentucky                                         2        964,740.00       1.72
Missouri                                        10        964,536.00       1.72
North Carolina                                   7        774,683.00       1.38
Louisiana                                        7        606,470.00       1.08
Minnesota                                        2        599,872.00       1.07
Nebraska                                         6        598,270.00       1.07
Mississippi                                      4        574,102.00       1.02
Oregon                                           4        559,222.00       1.00
Arkansas                                         5        535,440.00       0.95
Utah                                             4        529,854.00       0.94
Indiana                                          6        479,696.00       0.85
District Of Columbia                             1        431,184.00       0.77
Delaware                                         1        391,300.00       0.70
Wisconsin                                        4        376,634.00       0.67
Colorado                                         3        364,172.00       0.65
Tennessee                                        4        360,376.00       0.64
Montana                                          4        340,593.00       0.61
Wyoming                                          4        319,284.00       0.57
New Mexico                                       2        243,999.00       0.43
Oklahoma                                         3        226,044.00       0.40
Alaska                                           1        207,118.00       0.37
Iowa                                             2        178,932.00       0.32
Idaho                                            2        158,873.00       0.28
Illinois                                         2        140,632.00       0.25
Alabama                                          2        109,327.00       0.19
Hawaii                                           1        107,633.00       0.19
South Carolina                                   1        107,405.00       0.19
South Dakota                                     2         97,310.00       0.17
--------------------------------------------------------------------------------
Total:                                         294    $56,128,713.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
North-South CA                               COUNT               UPB          %
--------------------------------------------------------------------------------
States Not CA                                  251    $42,894,367.00      76.42%
South CA                                        29      9,308,710.00      16.58
North CA                                        14      3,925,636.00       6.99
--------------------------------------------------------------------------------
Total:                                         294    $56,128,713.00     100.00%
--------------------------------------------------------------------------------



The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                               Aug 25, 2004 17:09                  Page 3  of  4

                               UBS Investment Bank
                            Fixed Bid Stratification

      Available; No PIF's; (less FHA/VA); AF15 SEP; '; 15yr; '; '; '; High
================================================================================


--------------------------------------------------------------------------------
Zip Code Concentration                       COUNT               UPB          %
--------------------------------------------------------------------------------
06907                                            1     $1,300,000.00       2.32%
92887                                            1      1,230,000.00       2.19
89052                                            3      1,136,626.00       2.03
91390                                            2        991,318.00       1.77
90292                                            1        856,000.00       1.53
Other                                          286     50,614,769.00      90.18
--------------------------------------------------------------------------------
Total:                                         294    $56,128,713.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Purpose                                 COUNT               UPB          %
--------------------------------------------------------------------------------
Cash Out Refi                                  166    $27,380,224.00      48.78%
Purchase                                        70     17,170,578.00      30.59
Rate & Term Refi                                58     11,577,911.00      20.63
--------------------------------------------------------------------------------
Total:                                         294    $56,128,713.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Cashout Indicator                            COUNT               UPB          %
--------------------------------------------------------------------------------
No                                             128    $28,748,489.00      51.22%
Yes                                            166     27,380,224.00      48.78
--------------------------------------------------------------------------------
Total:                                         294    $56,128,713.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INTCALCTYPE                                  COUNT               UPB          %
--------------------------------------------------------------------------------
Interest In Arrears                            294    $56,128,713.00     100.00%
--------------------------------------------------------------------------------
Total:                                         294    $56,128,713.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Document Type                                COUNT               UPB          %
--------------------------------------------------------------------------------
No Doc                                         201    $26,146,120.00      46.58%
Reduced                                         21     10,459,532.00      18.63
Full                                            22      7,968,776.00      14.20
Stated Income Full Asset                        22      4,445,333.00       7.92
Stated Doc                                       8      1,914,422.00       3.41
No Income No Asset                               9      1,595,899.00       2.84
No Income No Appraisal                           4      1,506,885.00       2.68
Streamline                                       1        856,000.00       1.53
Alternate                                        2        808,265.00       1.44
No Ratio                                         2        298,990.00       0.53
Full Doc DU/LP                                   2        128,491.00       0.23
--------------------------------------------------------------------------------
Total:                                         294    $56,128,713.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                                COUNT               UPB          %
--------------------------------------------------------------------------------
Single Family                                  247    $43,512,929.00      77.52%
Pud                                             14      5,068,774.00       9.03
Two Family                                      14      3,448,771.00       6.14
Condomimium                                      4      1,856,215.00       3.31
Three Family                                     4        928,186.00       1.65
Low Rise Condo (2-4 floors)                      5        530,256.00       0.94
Four Family                                      3        492,836.00       0.88
Coop                                             2        145,733.00       0.26
High Rise Condo (gt 8 floors)                    1        145,015.00       0.26
--------------------------------------------------------------------------------
Total:                                         294    $56,128,713.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy                                    COUNT               UPB          %
--------------------------------------------------------------------------------
Owner Occupied                                 267    $48,337,550.00      86.12%
Investor Occupied                               11      5,633,611.00      10.04
Second Home                                     16      2,157,551.00       3.84
--------------------------------------------------------------------------------
Total:                                         294    $56,128,713.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment Penalty (Months)                  COUNT               UPB          %
--------------------------------------------------------------------------------
 0.000                                         115    $33,389,029.00      59.49%
12.000                                           1        121,168.00       0.22
24.000                                         144     17,643,932.00      31.43
36.000                                          23      2,908,690.00       5.18
60.000                                          11      2,065,894.00       3.68
--------------------------------------------------------------------------------
Total:                                         294    $56,128,713.00     100.00%
--------------------------------------------------------------------------------
wa Term: 11.644
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Balloon Flag                                 COUNT               UPB          %
--------------------------------------------------------------------------------
Not a Balloon Loan                             294    $56,128,713.00     100.00%
--------------------------------------------------------------------------------
Total:                                         294    $56,128,713.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Lien Position                                COUNT               UPB          %
--------------------------------------------------------------------------------
1                                              294    $56,128,713.00     100.00%
--------------------------------------------------------------------------------
Total:                                         294    $56,128,713.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mortgage Ins.                                COUNT               UPB          %
--------------------------------------------------------------------------------
Amerin                                          64     $8,537,350.00      15.21%
CommonWealth (CMAC)                              1         67,472.00       0.12
GEMICO                                           2        330,187.00       0.59
Lender Paid MI                                   1        410,287.00       0.73
MGIC                                             3        975,202.00       1.74
PMI Mortgage Insurance                          33      4,136,016.00       7.37
Radian Guaranty                                  1         97,794.00       0.17
Republic Mortgage Insurance                      2         81,785.00       0.15
Triad Guaranty Insurance Co.                     1        485,508.00       0.86
United Guaranty                                  4        650,329.00       1.16
LTV <=80                                       182     40,356,783.00      71.90
--------------------------------------------------------------------------------
Total:                                         294    $56,128,713.00     100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
--------------------------------------------------------------------------------



The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                               Aug 25, 2004 17:09                  Page 4  of  4

                                                                    EXHIBIT 99.1
                                                                          PART 2


                               UBS Investment Bank
                            Fixed Bid Stratification

       Available; No PIF's; (less FHA/VA); AF15 SEP; '; 15yr; '; '; '; Med
================================================================================


--------------------------------------------------------------------------------
Pool Summary                                 COUNT                UPB         %
--------------------------------------------------------------------------------
Conforming                                     234     $32,950,962.00     31.65%
Non-Conforming                                 142      71,146,346.00     68.35
--------------------------------------------------------------------------------
Total:                                         376    $104,097,308.00    100.00%
--------------------------------------------------------------------------------
Adjusted Balance: $104,097,308.16
Data as of Date: 2004-09-01
GROSS WAC: 5.7987%
NET WAC: 5.541%
% IO's: 0.00%
% SF/PUD: 86.42%
% FULL/ALT/DULP: 23.26%
% CASHOUT: 38.52%
% PURCHASE: 36.27%
% INVESTOR: 2.32%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 65.13%
% FICO > 679: 63.99%
% NO FICO: 3.45%
WA FICO: 700
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 12.24%
CALIFORNIA %: 31.17%
Latest Maturity Date: 20190901
Loans with Prepay Penalties: 12.24%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Product Type                                 COUNT                UPB         %
--------------------------------------------------------------------------------
15 YR FXD                                      376    $104,097,308.00    100.00%
--------------------------------------------------------------------------------
Total:                                         376    $104,097,308.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Balance                             COUNT                UPB         %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                              13        $561,052.00      0.53%
$50,000.01 - $100,000.00                        67       5,242,852.00      4.96
$100,000.01 - $150,000.00                       64       7,829,811.00      7.41
$150,000.01 - $200,000.00                       46       8,163,125.00      7.72
$200,000.01 - $250,000.00                       22       4,953,825.00      4.69
$250,000.01 - $300,000.00                       13       3,621,950.00      3.43
$300,000.01 - $350,000.00                       18       6,049,850.00      5.72
$350,000.01 - $400,000.00                       44      16,759,067.00     15.85
$400,000.01 - $450,000.00                       22       9,320,450.00      8.82
$450,000.01 - $500,000.00                       22      10,546,750.00      9.98
$500,000.01 - $550,000.00                       12       6,290,650.00      5.95
$550,000.01 - $600,000.00                        7       4,096,500.00      3.87
$600,000.01 - $650,000.00                       11       6,987,878.00      6.61
$650,000.01 - $700,000.00                        5       3,359,600.00      3.18
$700,000.01 - $750,000.00                        1         715,000.00      0.68
$750,000.01 - $800,000.00                        1         800,000.00      0.76
$850,000.01 - $900,000.00                        1         880,000.00      0.83
$950,000.01 - $1,000,000.00                      1       1,000,000.00      0.95
$1,000,000.01 >=                                 6       8,553,250.00      8.09
--------------------------------------------------------------------------------
Total:                                         376    $105,731,610.00    100.00%
--------------------------------------------------------------------------------
Minimum: $29,852.00
Maximum: $1,775,000.00
Average: $281,201.09
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Unpaid Balance                               COUNT                UPB         %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                              13        $546,521.00      0.52%
$50,000.01 - $100,000.00                        68       5,252,628.00      5.02
$100,000.01 - $150,000.00                       63       7,628,431.00      7.29
$150,000.01 - $200,000.00                       48       8,632,043.00      8.25
$200,000.01 - $250,000.00                       22       4,928,279.00      4.71
$250,000.01 - $300,000.00                       13       3,630,904.00      3.47
$300,000.01 - $350,000.00                       19       6,355,620.00      6.08
$350,000.01 - $400,000.00                       45      17,433,319.00     16.67
$400,000.01 - $450,000.00                       21       8,923,686.00      8.53
$450,000.01 - $500,000.00                       21      10,024,089.00      9.58
$500,000.01 - $550,000.00                       13       6,809,736.00      6.51
$550,000.01 - $600,000.00                        6       3,511,562.00      3.36
$600,000.01 - $650,000.00                        9       5,694,669.00      5.45
$650,000.01 - $700,000.00                        6       4,020,081.00      3.84
$750,000.01 - $800,000.00                        1         791,618.00      0.76
$850,000.01 - $900,000.00                        1         864,598.00      0.83
$950,000.01 - $1,000,000.00                      1       1,000,000.00      0.96
$1,000,000.01 >=                                 6       8,533,356.00      8.16
--------------------------------------------------------------------------------
Total:                                         376    $104,581,142.00    100.00%
--------------------------------------------------------------------------------
Minimum: $29,115.00
Maximum: $1,775,000.00
Average: $278,141.34
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Gross Rate                                   COUNT                UPB         %
--------------------------------------------------------------------------------
5.501% - 5.750%                                165     $51,253,993.00     49.24%
5.751% - 6.000%                                211      52,843,315.00     50.76
--------------------------------------------------------------------------------
Total:                                         376    $104,097,308.00    100.00%
--------------------------------------------------------------------------------
Minimum: 5.625%
Maximum: 6.000%
Weighted Average: 5.799%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Net Rate                                     COUNT                UPB         %
--------------------------------------------------------------------------------
4.001% - 4.250%                                  1         $86,755.00      0.08%
4.751% - 5.000%                                  1         371,550.00      0.36
5.001% - 5.250%                                  5         558,757.00      0.54
5.251% - 5.500%                                183      52,194,000.00     50.14
5.501% - 5.750%                                180      48,212,499.00     46.31
5.751% - 6.000%                                  6       2,673,746.00      2.57
--------------------------------------------------------------------------------
Total:                                         376    $104,097,308.00    100.00%
--------------------------------------------------------------------------------
Minimum: 4.055%
Maximum: 6.000%
Weighted Average: 5.541%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Term to Maturity                    COUNT                UPB         %
--------------------------------------------------------------------------------
121 - 180                                      376    $104,097,308.00    100.00%
--------------------------------------------------------------------------------
Total:                                         376    $104,097,308.00    100.00%
--------------------------------------------------------------------------------
Minimum: 180
Maximum: 180
Weighted Average: 180
--------------------------------------------------------------------------------



The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                               Aug 25, 2004 17:14                  Page 1  of  4

                               UBS Investment Bank
                            Fixed Bid Stratification

       Available; No PIF's; (less FHA/VA); AF15 SEP; '; 15yr; '; '; '; Med
================================================================================


--------------------------------------------------------------------------------
Remaining Term to Stated Maturity            COUNT                UPB         %
--------------------------------------------------------------------------------
121 - 180                                      376    $104,097,308.00    100.00%
--------------------------------------------------------------------------------
Total:                                         376    $104,097,308.00    100.00%
--------------------------------------------------------------------------------
Minimum: 162
Maximum: 180
Weighted Average: 177
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Seasoning                                    COUNT                UPB         %
--------------------------------------------------------------------------------
<= 0                                            31      $9,374,899.00      9.01%
1 - 1                                           70      26,252,856.00     25.22
2 - 2                                           79      23,214,312.00     22.30
3 - 3                                           63      16,651,309.00     16.00
4 - 4                                           42      10,909,256.00     10.48
5 - 5                                           21       4,302,917.00      4.13
6 - 6                                           23       4,764,181.00      4.58
7 - 12                                          45       7,514,942.00      7.22
13 - 24                                          2       1,112,636.00      1.07
--------------------------------------------------------------------------------
Total:                                         376    $104,097,308.00    100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 18
Weighted Average: 3
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO Scores                                  COUNT                UPB         %
--------------------------------------------------------------------------------
0 - 0                                            7      $3,591,957.00      3.45%
490 - 499                                        1         478,571.00      0.46
510 - 519                                        1         360,771.00      0.35
570 - 579                                        1         336,891.00      0.32
580 - 589                                        1         120,585.00      0.12
600 - 609                                        5       1,779,491.00      1.71
610 - 619                                        4       1,145,585.00      1.10
620 - 629                                       18       5,364,826.00      5.15
630 - 639                                       19       5,822,324.00      5.59
640 - 649                                       15       2,961,944.00      2.85
650 - 659                                       15       3,045,737.00      2.93
660 - 669                                       30       7,417,383.00      7.13
670 - 679                                       23       5,059,377.00      4.86
680 - 689                                       25       9,839,860.00      9.45
690 - 699                                       34       7,843,350.00      7.53
700 - 709                                       26       6,449,201.00      6.20
710 - 719                                       24       6,521,656.00      6.26
720 - 729                                       20       5,970,254.00      5.74
730 - 739                                       16       3,839,649.00      3.69
740 - 749                                       20       5,528,301.00      5.31
750 - 759                                       17       5,469,416.00      5.25
760 - 769                                       12       4,897,313.00      4.70
770 - 779                                       12       2,191,834.00      2.11
780 - 789                                       13       2,500,941.00      2.40
790 - 799                                       12       4,714,385.00      4.53
800 - 809                                        4         514,026.00      0.49
810 - 819                                        1         331,682.00      0.32
--------------------------------------------------------------------------------
Total:                                         376    $104,097,308.00    100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 815
Weighted Average: 700
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan To Value Ratio                          COUNT                UPB         %
--------------------------------------------------------------------------------
10.001% - 15.000%                                3        $252,152.00      0.24%
15.001% - 20.000%                                4         220,541.00      0.21
20.001% - 25.000%                                4         537,833.00      0.52
25.001% - 30.000%                                7       1,217,595.00      1.17
30.001% - 35.000%                               15       2,380,205.00      2.29
35.001% - 40.000%                               19       4,332,878.00      4.16
40.001% - 45.000%                               22       4,289,606.00      4.12
45.001% - 50.000%                               23       5,129,828.00      4.93
50.001% - 55.000%                               30       9,146,598.00      8.79
55.001% - 60.000%                               24       6,282,563.00      6.04
60.001% - 65.000%                               27       8,448,230.00      8.12
65.001% - 70.000%                               54      17,064,026.00     16.39
70.001% - 75.000%                               47      15,001,346.00     14.41
75.001% - 80.000%                               78      25,645,426.00     24.64
80.001% - 85.000%                                7       1,205,509.00      1.16
85.001% - 90.000%                                9       2,016,750.00      1.94
90.001% - 95.000%                                2         476,221.00      0.46
95.001% - 100.000%                               1         450,000.00      0.43
--------------------------------------------------------------------------------
Total:                                         376    $104,097,308.00    100.00%
--------------------------------------------------------------------------------
Minimum: 11.63%
Maximum: 100.00%
Weighted Average: 65.13%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Combined Loan To Value Ratio                 COUNT                UPB         %
--------------------------------------------------------------------------------
10.001% - 15.000%                                3        $252,152.00      0.24%
15.001% - 20.000%                                4         220,541.00      0.21
20.001% - 25.000%                                4         537,833.00      0.52
25.001% - 30.000%                                7       1,217,595.00      1.17
30.001% - 35.000%                               14       2,252,805.00      2.16
35.001% - 40.000%                               17       3,502,919.00      3.37
40.001% - 45.000%                               20       3,781,448.00      3.63
45.001% - 50.000%                               24       5,257,228.00      5.05
50.001% - 55.000%                               30       8,901,488.00      8.55
55.001% - 60.000%                               25       7,042,563.00      6.77
60.001% - 65.000%                               26       6,953,555.00      6.68
65.001% - 70.000%                               53      16,023,195.00     15.39
70.001% - 75.000%                               47      14,003,227.00     13.45
75.001% - 80.000%                               77      25,846,886.00     24.83
80.001% - 85.000%                                9       3,053,950.00      2.93
85.001% - 90.000%                               10       2,394,130.00      2.30
90.001% - 95.000%                                4       1,168,171.00      1.12
95.001% - 100.000%                               2       1,687,621.00      1.62
--------------------------------------------------------------------------------
Total:                                         376    $104,097,308.00    100.00%
--------------------------------------------------------------------------------
Minimum: 11.63%
Maximum: 100.00%
Weighted Average: 66.42%
--------------------------------------------------------------------------------



The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                               Aug 25, 2004 17:14                  Page 2  of  4

                               UBS Investment Bank
                            Fixed Bid Stratification

       Available; No PIF's; (less FHA/VA); AF15 SEP; '; 15yr; '; '; '; Med
================================================================================


--------------------------------------------------------------------------------
DTI                                          COUNT                UPB         %
--------------------------------------------------------------------------------
<= 0.000%                                      190     $42,033,498.00     40.38%
0.001% - 1.000%                                  2         287,540.00      0.28
1.001% - 6.000%                                  3       1,497,241.00      1.44
11.001% - 16.000%                                4       1,450,490.00      1.39
16.001% - 21.000%                                3       1,417,052.00      1.36
21.001% - 26.000%                               17       3,707,865.00      3.56
26.001% - 31.000%                               32       9,274,672.00      8.91
31.001% - 36.000%                               38      10,890,211.00     10.46
36.001% - 41.000%                               39      12,239,128.00     11.76
41.001% - 46.000%                               21      10,600,968.00     10.18
46.001% - 51.000%                               15       6,020,185.00      5.78
51.001% - 56.000%                                9       4,251,243.00      4.08
56.001% - 61.000%                                2         253,099.00      0.24
201.001% >=                                      1         174,117.00      0.17
--------------------------------------------------------------------------------
Total:                                         376    $104,097,308.00    100.00%
--------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 999.999%
Weighted Average: 38.870%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Geographic Concentration                     COUNT                UPB         %
--------------------------------------------------------------------------------
California                                     102     $32,442,422.00     31.17%
New York                                        52      13,791,533.00     13.25
Florida                                         46       9,668,637.00      9.29
New Jersey                                      21       6,321,633.00      6.07
Nevada                                          13       5,388,093.00      5.18
Texas                                           20       4,742,361.00      4.56
Virginia                                        12       3,732,992.00      3.59
Connecticut                                      6       3,714,515.00      3.57
Maryland                                        14       3,342,392.00      3.21
Illinois                                        11       2,522,030.00      2.42
Oregon                                           7       2,493,542.00      2.40
Pennsylvania                                     8       2,185,638.00      2.10
Arizona                                         11       1,722,745.00      1.65
Colorado                                         4       1,373,689.00      1.32
Georgia                                          3       1,078,091.00      1.04
Massachusetts                                    4         988,502.00      0.95
Ohio                                             3         903,063.00      0.87
Michigan                                         4         796,401.00      0.77
Wyoming                                          3         788,296.00      0.76
Alaska                                           1         646,848.00      0.62
Wisconsin                                        2         554,671.00      0.53
Maine                                            2         553,025.00      0.53
Alabama                                          2         548,274.00      0.53
Kentucky                                         2         543,421.00      0.52
District Of Columbia                             1         415,000.00      0.40
South Carolina                                   1         392,000.00      0.38
Tennessee                                        1         387,183.00      0.37
Oklahoma                                         4         379,729.00      0.36
Louisiana                                        4         359,461.00      0.35
Utah                                             2         261,965.00      0.25
Montana                                          2         211,737.00      0.20
Mississippi                                      1         192,920.00      0.19
Vermont                                          1         160,000.00      0.15
North Carolina                                   1         125,108.00      0.12
Missouri                                         1          95,629.00      0.09
Rhode Island                                     1          91,677.00      0.09
Washington                                       1          73,590.00      0.07
Nebraska                                         1          59,169.00      0.06
Arkansas                                         1          49,327.00      0.05
--------------------------------------------------------------------------------
Total:                                         376    $104,097,308.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
North-South CA                               COUNT                UPB         %
--------------------------------------------------------------------------------
States Not CA                                  274     $71,654,886.00     68.83%
South CA                                        82      27,108,173.00     26.04
North CA                                        20       5,334,248.00      5.12
--------------------------------------------------------------------------------
Total:                                         376    $104,097,308.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Zip Code Concentration                       COUNT                UPB         %
--------------------------------------------------------------------------------
90210                                            1      $1,775,000.00      1.71%
92679                                            1       1,494,675.00      1.44
06878                                            1       1,452,310.00      1.40
06820                                            1       1,400,000.00      1.34
89052                                            1       1,237,621.00      1.19
Other                                          371      96,737,702.00     92.93
--------------------------------------------------------------------------------
Total:                                         376    $104,097,308.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Purpose                                 COUNT                UPB         %
--------------------------------------------------------------------------------
Cash Out Refi                                  167     $40,100,913.00     38.52%
Purchase                                        97      37,754,224.00     36.27
Rate & Term Refi                               112      26,242,171.00     25.21
--------------------------------------------------------------------------------
Total:                                         376    $104,097,308.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Cashout Indicator                            COUNT                UPB         %
--------------------------------------------------------------------------------
No                                             209     $63,996,395.00     61.48%
Yes                                            167      40,100,913.00     38.52
--------------------------------------------------------------------------------
Total:                                         376    $104,097,308.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INTCALCTYPE                                  COUNT                UPB         %
--------------------------------------------------------------------------------
Interest In Arrears                            376    $104,097,308.00    100.00%
--------------------------------------------------------------------------------
Total:                                         376    $104,097,308.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Document Type                                COUNT                UPB         %
--------------------------------------------------------------------------------
Reduced                                         59     $27,040,466.00     25.98%
Full                                            45      21,176,642.00     20.34
No Income No Asset                              56      12,638,414.00     12.14
Stated Income Full Asset                        65      12,172,572.00     11.69
No Doc                                          87      11,843,281.00     11.38
Stated Doc                                      24       6,958,731.00      6.68
No Income Verified                              14       3,398,203.00      3.26
Streamline                                       6       2,914,929.00      2.80
Alternate                                        8       2,820,106.00      2.71
No Income No Appraisal                           6       1,971,733.00      1.89
No Ratio                                         4         815,139.00      0.78
Full Doc DU/LP                                   1         219,692.00      0.21
Income Only                                      1         127,400.00      0.12
--------------------------------------------------------------------------------
Total:                                         376    $104,097,308.00    100.00%
--------------------------------------------------------------------------------



The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                               Aug 25, 2004 17:14                  Page 3  of  4

                               UBS Investment Bank
                            Fixed Bid Stratification

       Available; No PIF's; (less FHA/VA); AF15 SEP; '; 15yr; '; '; '; Med
================================================================================


--------------------------------------------------------------------------------
Property Type                                COUNT                UPB         %
--------------------------------------------------------------------------------
Single Family                                  282     $73,552,125.00     70.66%
Pud                                             38      15,837,434.00     15.21
Condomimium                                     10       5,114,147.00      4.91
Two Family                                      14       3,745,392.00      3.60
Low Rise Condo (2-4 floors)                     12       2,031,772.00      1.95
Three Family                                     5       1,443,294.00      1.39
Townhouse                                        2         600,570.00      0.58
Single Family Attached                           3         448,614.00      0.43
Coop                                             6         432,527.00      0.42
High Rise Condo (gt 8 floors)                    2         428,487.00      0.41
Four Family                                      1         337,945.00      0.32
Pud Detached                                     1         125,000.00      0.12
--------------------------------------------------------------------------------
Total:                                         376    $104,097,308.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy                                    COUNT                UPB         %
--------------------------------------------------------------------------------
Owner Occupied                                 345     $96,160,808.00     92.38%
Second Home                                     25       5,521,408.00      5.30
Investor Occupied                                6       2,415,092.00      2.32
--------------------------------------------------------------------------------
Total:                                         376    $104,097,308.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment Penalty (Months)                  COUNT                UPB         %
--------------------------------------------------------------------------------
0.000                                          279     $91,713,424.00     88.10%
8.000                                            1         179,381.00      0.17
12.000                                           3         807,039.00      0.78
24.000                                          58       6,475,547.00      6.22
36.000                                          22       2,277,313.00      2.19
60.000                                          13       2,644,605.00      2.54
--------------------------------------------------------------------------------
Total:                                         376    $104,097,308.00    100.00%
--------------------------------------------------------------------------------
wa Term: 3.912
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Balloon Flag                                 COUNT                UPB         %
--------------------------------------------------------------------------------
Not a Balloon Loan                             376    $104,097,308.00    100.00%
--------------------------------------------------------------------------------
Total:                                         376    $104,097,308.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Lien Position                                COUNT                UPB         %
--------------------------------------------------------------------------------
1                                              376    $104,097,308.00    100.00%
--------------------------------------------------------------------------------
Total:                                         376    $104,097,308.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mortgage Ins.                                COUNT                UPB         %
--------------------------------------------------------------------------------
Amerin                                           2        $185,419.00      0.18%
Assumed MI                                       1         450,000.00      0.43
GEMICO                                           1         334,356.00      0.32
Lender Paid MI                                   2         458,305.00      0.44
MGIC                                             1         395,250.00      0.38
PMI Mortgage Insurance                           4         997,772.00      0.96
Republic Mortgage Insurance                      3         585,431.00      0.56
United Guaranty                                  5         741,946.00      0.71
LTV <=80                                       357      99,948,828.00     96.01
--------------------------------------------------------------------------------
Total:                                         376    $104,097,308.00    100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
--------------------------------------------------------------------------------



The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                               Aug 25, 2004 17:14                  Page 4  of  4

                                                                    EXHIBIT 99.1
                                                                          PART 3


                               UBS Investment Bank
                            Fixed Bid Stratification

        Available; No PIF's; (less FHA/VA); AF15 SEP; '; 15yr; '; '; Low
================================================================================


--------------------------------------------------------------------------------
Pool Summary                                 COUNT                UPB         %
--------------------------------------------------------------------------------
Conforming                                     173     $29,701,506.00     27.03%
Non-Conforming                                 147      80,201,280.00     72.97
--------------------------------------------------------------------------------
Total:                                         320    $109,902,786.00    100.00%
--------------------------------------------------------------------------------
Adjusted Balance: $109,902,785.55
Data as of Date: 2004-09-01
GROSS WAC: 5.3289%
NET WAC: 5.079%
% IO's: 0.00%
% SF/PUD: 85.04%
% FULL/ALT/DULP: 27.07%
% CASHOUT: 39.23%
% PURCHASE: 19.92%
% INVESTOR: 1.05%
% BUYDOWN: 0.92%
% LTV > 80 NO MI: 0.00%
WA LTV: 61.52%
% FICO > 679: 63.25%
% NO FICO: 1.22%
WA FICO: 698
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 2.17%
CALIFORNIA %: 41.57%
Latest Maturity Date: 20190801
Loans with Prepay Penalties: 2.17%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Product Type                                 COUNT                UPB         %
--------------------------------------------------------------------------------
15 YR FXD                                      320    $109,902,786.00    100.00%
--------------------------------------------------------------------------------
Total:                                         320    $109,902,786.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Balance                             COUNT                UPB         %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                               5        $225,123.00      0.20%
$50,000.01 - $100,000.00                        35       2,802,098.00      2.52
$100,000.01 - $150,000.00                       35       4,506,881.00      4.05
$150,000.01 - $200,000.00                       39       6,769,555.00      6.08
$200,000.01 - $250,000.00                       30       6,992,299.00      6.28
$250,000.01 - $300,000.00                       13       3,555,362.00      3.20
$300,000.01 - $350,000.00                       23       7,650,975.00      6.88
$350,000.01 - $400,000.00                       35      13,293,500.00     11.95
$400,000.01 - $450,000.00                       28      12,135,525.00     10.91
$450,000.01 - $500,000.00                       27      12,889,480.00     11.59
$500,000.01 - $550,000.00                        7       3,637,700.00      3.27
$550,000.01 - $600,000.00                       10       5,762,800.00      5.18
$600,000.01 - $650,000.00                       10       6,353,150.00      5.71
$650,000.01 - $700,000.00                        4       2,702,599.00      2.43
$700,000.01 - $750,000.00                        2       1,483,000.00      1.33
$850,000.01 - $900,000.00                        3       2,638,500.00      2.37
$900,000.01 - $950,000.00                        2       1,869,250.00      1.68
$950,000.01 - $1,000,000.00                      7       6,913,500.00      6.21
$1,000,000.01 >=                                 5       9,074,200.00      8.16
--------------------------------------------------------------------------------
Total:                                         320    $111,255,497.00    100.00%
--------------------------------------------------------------------------------
Minimum: $35,000.00
Maximum: $2,250,000.00
Average: $347,673.43
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Unpaid Balance                               COUNT                UPB         %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                               6        $272,137.00      0.25%
$50,000.01 - $100,000.00                        35       2,795,334.00      2.54
$100,000.01 - $150,000.00                       36       4,644,445.00      4.22
$150,000.01 - $200,000.00                       37       6,391,399.00      5.81
$200,000.01 - $250,000.00                       30       6,900,344.00      6.28
$250,000.01 - $300,000.00                       13       3,501,266.00      3.18
$300,000.01 - $350,000.00                       24       7,920,259.00      7.20
$350,000.01 - $400,000.00                       35      13,205,223.00     12.01
$400,000.01 - $450,000.00                       28      12,005,978.00     10.92
$450,000.01 - $500,000.00                       26      12,260,571.00     11.15
$500,000.01 - $550,000.00                        8       4,111,762.00      3.74
$550,000.01 - $600,000.00                       10       5,774,743.00      5.25
$600,000.01 - $650,000.00                        9       5,692,581.00      5.18
$650,000.01 - $700,000.00                        4       2,682,919.00      2.44
$700,000.01 - $750,000.00                        2       1,469,624.00      1.34
$850,000.01 - $900,000.00                        3       2,616,512.00      2.38
$900,000.01 - $950,000.00                        4       3,740,654.00      3.40
$950,000.01 - $1,000,000.00                      5       4,959,145.00      4.51
$1,000,000.01 >=                                 5       8,999,402.00      8.19
--------------------------------------------------------------------------------
Total:                                         320    $109,944,298.00    100.00%
--------------------------------------------------------------------------------
Minimum: $34,745.65
Maximum: $2,225,418.20
Average: $343,575.93
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Gross Rate                                   COUNT                UPB         %
--------------------------------------------------------------------------------
5.001% - 5.250%                                134     $49,699,755.00     45.22%
5.251% - 5.500%                                183      59,264,342.00     53.92
5.501% - 5.750%                                  3         938,689.00      0.85
--------------------------------------------------------------------------------
Total:                                         320    $109,902,786.00    100.00%
--------------------------------------------------------------------------------
Minimum: 5.125%
Maximum: 5.585%
Weighted Average: 5.329%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Net Rate                                     COUNT                UPB         %
--------------------------------------------------------------------------------
4.751% - 5.000%                                135     $49,955,865.00     45.45%
5.001% - 5.250%                                181      58,611,108.00     53.33
5.251% - 5.500%                                  4       1,335,812.00      1.22
--------------------------------------------------------------------------------
Total:                                         320    $109,902,786.00    100.00%
--------------------------------------------------------------------------------
Minimum: 4.845%
Maximum: 5.500%
Weighted Average: 5.079%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Term to Maturity                    COUNT                UPB         %
--------------------------------------------------------------------------------
121 - 180                                      320    $109,902,786.00    100.00%
--------------------------------------------------------------------------------
Total:                                         320    $109,902,786.00    100.00%
--------------------------------------------------------------------------------
Minimum: 180
Maximum: 180
Weighted Average: 180
--------------------------------------------------------------------------------



The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                               Aug 26, 2004 15:35                  Page 1  of  4

                               UBS Investment Bank
                            Fixed Bid Stratification

        Available; No PIF's; (less FHA/VA); AF15 SEP; '; 15yr; '; '; Low
================================================================================


--------------------------------------------------------------------------------
Remaining Term to Stated Maturity            COUNT                UPB         %
--------------------------------------------------------------------------------
121 - 180                                      320    $109,902,786.00    100.00%
--------------------------------------------------------------------------------
Total:                                         320    $109,902,786.00    100.00%
--------------------------------------------------------------------------------
Minimum: 167
Maximum: 180
Weighted Average: 177
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Seasoning                                    COUNT                UPB         %
--------------------------------------------------------------------------------
<= 0                                             1        $250,000.00      0.23%
1 - 1                                           15       5,915,231.00      5.38
2 - 2                                           81      24,468,775.00     22.26
3 - 3                                          124      47,071,021.00     42.83
4 - 4                                           49      18,280,758.00     16.63
5 - 5                                           22       4,849,819.00      4.41
6 - 6                                            9       2,568,437.00      2.34
7 - 12                                          18       5,995,840.00      5.46
13 - 24                                          1         502,905.00      0.46
--------------------------------------------------------------------------------
Total:                                         320    $109,902,786.00    100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 13
Weighted Average: 3
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO Scores                                  COUNT                UPB         %
--------------------------------------------------------------------------------
0 - 0                                            2      $1,337,951.00      1.22%
530 - 539                                        1         148,354.00      0.13
590 - 599                                        2         621,947.00      0.57
600 - 609                                        7       2,399,280.00      2.18
610 - 619                                       11       4,556,244.00      4.15
620 - 629                                        7       3,707,712.00      3.37
630 - 639                                       16       6,471,719.00      5.89
640 - 649                                        7       1,679,291.00      1.53
650 - 659                                       12       4,836,793.00      4.40
660 - 669                                       19       8,191,823.00      7.45
670 - 679                                       16       6,441,954.00      5.86
680 - 689                                       30      11,344,396.00     10.32
690 - 699                                       24       6,337,448.00      5.77
700 - 709                                       26       9,564,190.00      8.70
710 - 719                                       21       6,813,352.00      6.20
720 - 729                                       13       3,049,361.00      2.77
730 - 739                                       18       5,701,081.00      5.19
740 - 749                                       17       5,319,040.00      4.84
750 - 759                                       16       4,781,236.00      4.35
760 - 769                                       17       6,874,780.00      6.26
770 - 779                                       12       4,303,194.00      3.92
780 - 789                                       13       3,379,173.00      3.07
790 - 799                                        7       1,063,079.00      0.97
800 - 809                                        4         722,059.00      0.66
810 - 819                                        1          55,174.00      0.05
820 - 829                                        1         202,156.00      0.18
--------------------------------------------------------------------------------
Total:                                         320    $109,902,786.00    100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 820
Weighted Average: 698
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan To Value Ratio                          COUNT                UPB         %
--------------------------------------------------------------------------------
10.001% - 15.000%                                2        $134,791.00      0.12%
15.001% - 20.000%                                3         368,526.00      0.34
20.001% - 25.000%                                6       1,807,900.00      1.64
25.001% - 30.000%                                7       1,611,476.00      1.47
30.001% - 35.000%                                9       3,418,197.00      3.11
35.001% - 40.000%                               16       4,439,302.00      4.04
40.001% - 45.000%                               20       6,864,492.00      6.25
45.001% - 50.000%                               30      10,358,320.00      9.42
50.001% - 55.000%                               20       6,866,102.00      6.25
55.001% - 60.000%                               23       7,524,575.00      6.85
60.001% - 65.000%                               34      13,449,005.00     12.24
65.001% - 70.000%                               48      19,694,447.00     17.92
70.001% - 75.000%                               33      11,486,300.00     10.45
75.001% - 80.000%                               59      19,679,530.00     17.91
80.001% - 85.000%                                3         430,528.00      0.39
85.001% - 90.000%                                3         459,053.00      0.42
90.001% - 95.000%                                2         310,384.00      0.28
95.001% - 100.000%                               2         999,859.00      0.91
--------------------------------------------------------------------------------
Total:                                         320    $109,902,786.00    100.00%
--------------------------------------------------------------------------------
Minimum: 10.64%
Maximum: 100.00%
Weighted Average: 61.52%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Combined Loan To Value Ratio                 COUNT                UPB         %
--------------------------------------------------------------------------------
10.001% - 15.000%                                2        $134,791.00      0.12%
15.001% - 20.000%                                3         368,526.00      0.34
20.001% - 25.000%                                6       1,807,900.00      1.64
25.001% - 30.000%                                7       1,611,476.00      1.47
30.001% - 35.000%                                9       3,418,197.00      3.11
35.001% - 40.000%                               15       3,859,096.00      3.51
40.001% - 45.000%                               20       7,134,929.00      6.49
45.001% - 50.000%                               28       9,980,295.00      9.08
50.001% - 55.000%                               18       6,296,103.00      5.73
55.001% - 60.000%                               23       6,884,941.00      6.26
60.001% - 65.000%                               34      13,128,825.00     11.95
65.001% - 70.000%                               47      18,199,771.00     16.56
70.001% - 75.000%                               34      11,803,999.00     10.74
75.001% - 80.000%                               59      21,119,580.00     19.22
80.001% - 85.000%                                5       1,085,520.00      0.99
85.001% - 90.000%                                6       1,758,594.00      1.60
90.001% - 95.000%                                2         310,384.00      0.28
95.001% - 100.000%                               2         999,859.00      0.91
--------------------------------------------------------------------------------
Total:                                         320    $109,902,786.00    100.00%
--------------------------------------------------------------------------------
Minimum: 10.64%
Maximum: 100.00%
Weighted Average: 62.27%
--------------------------------------------------------------------------------



The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                               Aug 26, 2004 15:35                  Page 2  of  4

                               UBS Investment Bank
                            Fixed Bid Stratification

        Available; No PIF's; (less FHA/VA); AF15 SEP; '; 15yr; '; '; Low
================================================================================


--------------------------------------------------------------------------------
DTI                                          COUNT                UPB         %
--------------------------------------------------------------------------------
<= 0.000%                                      133     $40,828,063.00     37.15%
0.001% - 1.000%                                  4         670,472.00      0.61
6.001% - 11.000%                                 3         445,600.00      0.41
11.001% - 16.000%                                3       1,092,905.00      0.99
16.001% - 21.000%                                7         943,678.00      0.86
21.001% - 26.000%                               10       2,299,433.00      2.09
26.001% - 31.000%                               30      11,580,850.00     10.54
31.001% - 36.000%                               26       8,760,817.00      7.97
36.001% - 41.000%                               47      21,966,766.00     19.99
41.001% - 46.000%                               22       6,846,259.00      6.23
46.001% - 51.000%                               17       7,854,449.00      7.15
51.001% - 56.000%                               10       4,123,442.00      3.75
56.001% - 61.000%                                3         779,444.00      0.71
61.001% - 66.000%                                2         502,922.00      0.46
71.001% - 76.000%                                1         912,061.00      0.83
201.001% >=                                      2         295,625.00      0.27
--------------------------------------------------------------------------------
Total:                                         320    $109,902,786.00    100.00%
--------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 999.999%
Weighted Average: 41.635%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Geographic Concentration                     COUNT                UPB         %
--------------------------------------------------------------------------------
California                                     102     $45,682,421.00     41.57%
New York                                        58      18,664,285.00     16.98
Florida                                         29       9,190,510.00      8.36
Texas                                           19       5,528,137.00      5.03
Illinois                                        14       4,471,829.00      4.07
Maryland                                         8       3,553,763.00      3.23
New Jersey                                      10       3,233,355.00      2.94
Virginia                                        11       2,233,370.00      2.03
Massachusetts                                    8       2,182,220.00      1.99
North Carolina                                   6       1,654,302.00      1.51
Arizona                                          3       1,253,569.00      1.14
Louisiana                                        5       1,241,121.00      1.13
Georgia                                          4       1,158,659.00      1.05
Oregon                                           3       1,097,696.00      1.00
Connecticut                                      2         898,687.00      0.82
Utah                                             1         853,618.00      0.78
Tennessee                                        4         692,821.00      0.63
Colorado                                         3         688,045.00      0.63
Washington                                       3         668,364.00      0.61
Minnesota                                        2         665,102.00      0.61
Pennsylvania                                     2         512,120.00      0.47
Alabama                                          3         503,458.00      0.46
District Of Columbia                             1         487,622.00      0.44
Hawaii                                           2         458,947.00      0.42
Nevada                                           3         440,240.00      0.40
Delaware                                         3         392,465.00      0.36
Iowa                                             2         289,976.00      0.26
South Carolina                                   2         258,753.00      0.24
Missouri                                         2         224,046.00      0.20
Ohio                                             1         171,433.00      0.16
Arkansas                                         1         151,293.00      0.14
Maine                                            1         142,883.00      0.13
Wisconsin                                        1         139,975.00      0.13
Oklahoma                                         1         117,700.00      0.11
--------------------------------------------------------------------------------
Total:                                         320    $109,902,786.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
North-South CA                               COUNT                UPB         %
--------------------------------------------------------------------------------
States Not CA                                  218     $64,220,365.00     58.43%
South CA                                        85      38,840,374.00     35.34
North CA                                        17       6,842,047.00      6.23
--------------------------------------------------------------------------------
Total:                                         320    $109,902,786.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Zip Code Concentration                       COUNT                UPB         %
--------------------------------------------------------------------------------
92657                                            2      $2,453,092.00      2.23%
90024                                            2       2,440,293.00      2.22
10533                                            1       2,225,418.00      2.02
90077                                            2       1,865,983.00      1.70
90210                                            2       1,857,218.00      1.69
Other                                          311      99,060,781.00     90.13
--------------------------------------------------------------------------------
Total:                                         320    $109,902,786.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Purpose                                 COUNT                UPB         %
--------------------------------------------------------------------------------
Rate & Term Refi                               116     $44,750,440.00     40.72%
Cash Out Refi                                  134      43,111,025.00     39.23
Purchase                                        69      21,892,430.00     19.92
Construction to Perm                             1         148,891.00      0.14
--------------------------------------------------------------------------------
Total:                                         320    $109,902,786.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Cashout Indicator                            COUNT                UPB         %
--------------------------------------------------------------------------------
No                                             186     $66,791,761.00     60.77%
Yes                                            134      43,111,025.00     39.23
--------------------------------------------------------------------------------
Total:                                         320    $109,902,786.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INTCALCTYPE                                  COUNT                UPB         %
--------------------------------------------------------------------------------
Interest In Arrears                            320    $109,902,786.00    100.00%
--------------------------------------------------------------------------------
Total:                                         320    $109,902,786.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Document Type                                COUNT                UPB         %
--------------------------------------------------------------------------------
Reduced                                         68     $35,076,922.00     31.92%
Full                                            46      22,766,952.00     20.72
No Income No Asset                              61      13,515,857.00     12.30
Stated Income Full Asset                        54       9,653,380.00      8.78
Streamline                                      12       6,483,351.00      5.90
Alternate                                       11       5,781,416.00      5.26
No Income Verified                              23       4,644,903.00      4.23
No Doc                                           9       2,716,117.00      2.47
No Income No Appraisal                           5       2,616,278.00      2.38
No Ratio                                        14       2,535,186.00      2.31
Stated Doc                                       9       2,275,455.00      2.07
Full Doc DU/LP                                   5       1,199,727.00      1.09
Express                                          1         301,702.00      0.27
Income Only                                      1         224,772.00      0.20
Limited Income Full Asset                        1         110,768.00      0.10
--------------------------------------------------------------------------------
Total:                                         320    $109,902,786.00    100.00%
--------------------------------------------------------------------------------



The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                               Aug 26, 2004 15:35                  Page 3  of  4

                               UBS Investment Bank
                            Fixed Bid Stratification

        Available; No PIF's; (less FHA/VA); AF15 SEP; '; 15yr; '; '; Low
================================================================================


--------------------------------------------------------------------------------
Property Type                                COUNT                UPB         %
--------------------------------------------------------------------------------
Single Family                                  223     $77,056,489.00     70.11%
Pud                                             40      15,796,159.00     14.37
Condomimium                                     16       6,237,467.00      5.68
Two Family                                      18       5,074,787.00      4.62
Low Rise Condo (2-4 floors)                      9       2,357,947.00      2.15
Three Family                                     5       1,457,387.00      1.33
Coop                                             4         425,863.00      0.39
Pud Detached                                     1         415,427.00      0.38
Multifamily > 4 units                            1         344,943.00      0.31
Four Family                                      1         335,335.00      0.31
Townhouse                                        1         203,991.00      0.19
Single Family Attached                           1         196,992.00      0.18
--------------------------------------------------------------------------------
Total:                                         320    $109,902,786.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy                                    COUNT                UPB         %
--------------------------------------------------------------------------------
Owner Occupied                                 299    $103,510,887.00     94.18%
Second Home                                     18       5,235,502.00      4.76
Investor Occupied                                3       1,156,397.00      1.05
--------------------------------------------------------------------------------
Total:                                         320    $109,902,786.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment Penalty (Months)                  COUNT                UPB         %
--------------------------------------------------------------------------------
0.000                                          312    $107,521,932.00     97.83%
12.000                                           1          55,917.00      0.05
24.000                                           4         556,459.00      0.51
36.000                                           1         613,795.00      0.56
60.000                                           2       1,154,683.00      1.05
--------------------------------------------------------------------------------
Total:                                         320    $109,902,786.00    100.00%
--------------------------------------------------------------------------------
wa Term: 0.959
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Balloon Flag                                 COUNT                UPB         %
--------------------------------------------------------------------------------
Not a Balloon Loan                             319    $109,557,843.00     99.69%
                                                 1         344,943.00      0.31
--------------------------------------------------------------------------------
Total:                                         320    $109,902,786.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Lien Position                                COUNT                UPB         %
--------------------------------------------------------------------------------
1                                              320    $109,902,786.00    100.00%
--------------------------------------------------------------------------------
Total:                                         320    $109,902,786.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mortgage Ins.                                COUNT                UPB         %
--------------------------------------------------------------------------------
Assumed MI                                       3      $1,110,627.00      1.01%
GEMICO                                           2         220,396.00      0.20
PMI Mortgage Insurance                           3         516,290.00      0.47
United Guaranty                                  2         352,512.00      0.32
LTV <=80                                       310     107,702,961.00     98.00
--------------------------------------------------------------------------------
Total:                                         320    $109,902,786.00    100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
--------------------------------------------------------------------------------



The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                               Aug 26, 2004 15:35                  Page 4  of  4

                               UBS Investment Bank
                            Fixed Bid Stratification

       Available; No PIF's; (less FHA/VA); AF15 SEP; '; 15yr; '; '; Lower
================================================================================


--------------------------------------------------------------------------------
Pool Summary                                 COUNT                UPB         %
--------------------------------------------------------------------------------
Conforming                                      87     $17,849,485.00     45.79%
Non-Conforming                                  41      21,132,036.00     54.21
Total:                                         128     $38,981,521.00    100.00%
Adjusted Balance: $38,981,520.82
Data as of Date: 2004-08-01
GROSS WAC: 4.8969%
NET WAC: 4.647%
% IO's: 0.00%
% SF/PUD: 88.31%
% FULL/ALT/DULP: 25.22%
% CASHOUT: 36.13%
% PURCHASE: 12.93%
% INVESTOR: 0.00%
% BUYDOWN: 0.10%
% LTV > 80 NO MI: 0.89%
WA LTV: 55.54%
% FICO > 679: 62.06%
% NO FICO: 5.73%
WA FICO: 706
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 0.65%
CALIFORNIA %: 40.57%
Latest Maturity Date: 20190801
Loans with Prepay Penalties: 0.65%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Product Type                                 COUNT                UPB         %
--------------------------------------------------------------------------------
15 YR FXD                                      128     $38,981,521.00    100.00%
--------------------------------------------------------------------------------
Total:                                         128     $38,981,521.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Balance                             COUNT                UPB         %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                               2         $70,500.00      0.18%
$50,000.01 - $100,000.00                        10         805,939.00      2.02
$100,000.01 - $150,000.00                       15       1,927,360.00      4.84
$150,000.01 - $200,000.00                       16       2,896,500.00      7.27
$200,000.01 - $250,000.00                       16       3,710,020.00      9.32
$250,000.01 - $300,000.00                       13       3,621,350.00      9.09
$300,000.01 - $350,000.00                       15       4,955,400.00     12.44
$350,000.01 - $400,000.00                       10       3,881,492.00      9.75
$400,000.01 - $450,000.00                        6       2,531,350.00      6.36
$450,000.01 - $500,000.00                        7       3,314,735.00      8.32
$500,000.01 - $550,000.00                        3       1,585,000.00      3.98
$550,000.01 - $600,000.00                        5       2,927,065.00      7.35
$600,000.01 - $650,000.00                        4       2,537,000.00      6.37
$650,000.01 - $700,000.00                        3       2,047,000.00      5.14
$800,000.01 - $850,000.00                        2       1,654,000.00      4.15
$1,000,000.01 >=                                 1       1,357,000.00      3.41
--------------------------------------------------------------------------------
Total:                                         128     $39,821,711.00    100.00%
--------------------------------------------------------------------------------
Minimum: $30,000.00
Maximum: $1,357,000.00
Average: $311,107.12
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Unpaid Balance                               COUNT                UPB         %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                               3        $118,407.00      0.30%
$50,000.01 - $100,000.00                        10         800,002.00      2.05
$100,000.01 - $150,000.00                       16       2,051,428.00      5.26
$150,000.01 - $200,000.00                       15       2,704,777.00      6.94
$200,000.01 - $250,000.00                       16       3,660,346.00      9.39
$250,000.01 - $300,000.00                       14       3,869,722.00      9.93
$300,000.01 - $350,000.00                       14       4,581,825.00     11.75
$350,000.01 - $400,000.00                        9       3,443,736.00      8.83
$400,000.01 - $450,000.00                        6       2,500,622.00      6.41
$450,000.01 - $500,000.00                        7       3,266,357.00      8.38
$500,000.01 - $550,000.00                        3       1,575,091.00      4.04
$550,000.01 - $600,000.00                        5       2,897,127.00      7.43
$600,000.01 - $650,000.00                        4       2,515,404.00      6.45
$650,000.01 - $700,000.00                        3       2,022,434.00      5.19
$800,000.01 - $850,000.00                        2       1,635,039.00      4.19
$1,000,000.01 >=                                 1       1,341,706.00      3.44
--------------------------------------------------------------------------------
Total:                                         128     $38,984,021.00    100.00%
--------------------------------------------------------------------------------
Minimum: $29,423.62
Maximum: $1,341,705.74
Average: $304,562.66
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Gross Rate                                   COUNT                UPB         %
--------------------------------------------------------------------------------
4.001% - 4.250%                                  1        $193,354.00      0.50%
4.251% - 4.500%                                  6       1,202,200.00      3.08
4.501% - 4.750%                                 24       6,058,770.00     15.54
4.751% - 5.000%                                 97      31,527,196.00     80.88
--------------------------------------------------------------------------------
Total:                                         128     $38,981,521.00    100.00%
--------------------------------------------------------------------------------
Minimum: 4.250%
Maximum: 5.000%
Weighted Average: 4.897%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Net Rate                                     COUNT                UPB         %
--------------------------------------------------------------------------------
3.751% - 4.000%                                  1        $193,354.00      0.50%
4.001% - 4.250%                                  6       1,202,200.00      3.08
4.251% - 4.500%                                 23       5,861,079.00     15.04
4.501% - 4.750%                                 98      31,724,888.00     81.38
--------------------------------------------------------------------------------
Total:                                         128     $38,981,521.00    100.00%
--------------------------------------------------------------------------------
Minimum: 4.000%
Maximum: 4.750%
Weighted Average: 4.647%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Term to Maturity                    COUNT                UPB         %
--------------------------------------------------------------------------------
121 - 180                                      128     $38,981,521.00    100.00%
--------------------------------------------------------------------------------
Total:                                         128     $38,981,521.00    100.00%
--------------------------------------------------------------------------------
Minimum: 156
Maximum: 180
Weighted Average: 180
--------------------------------------------------------------------------------



The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                               Aug 26, 2004 15:35                  Page 1  of  4

                               UBS Investment Bank
                            Fixed Bid Stratification

       Available; No PIF's; (less FHA/VA); AF15 SEP; '; 15yr; '; '; Lower
================================================================================


--------------------------------------------------------------------------------
Remaining Term to Stated Maturity            COUNT                UPB         %
--------------------------------------------------------------------------------
121 - 180                                      128     $38,981,521.00    100.00%
--------------------------------------------------------------------------------
Total:                                         128     $38,981,521.00    100.00%
--------------------------------------------------------------------------------
Minimum: 154
Maximum: 180
Weighted Average: 177
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Seasoning                                    COUNT                UPB         %
--------------------------------------------------------------------------------
<= 0                                             1        $527,000.00      1.35%
1 - 1                                            1         122,500.00      0.31
2 - 2                                           19       5,730,796.00     14.70
3 - 3                                           76      24,265,068.00     62.25
4 - 4                                           25       6,950,579.00     17.83
5 - 5                                            2         431,562.00      1.11
7 - 12                                           3         898,769.00      2.31
13 - 24                                          1          55,247.00      0.14
--------------------------------------------------------------------------------
Total:                                         128     $38,981,521.00    100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 13
Weighted Average: 3
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO Scores                                  COUNT                UPB         %
--------------------------------------------------------------------------------
0 - 0                                            5      $2,231,751.00      5.73%
560 - 569                                        1         671,000.00      1.72
580 - 589                                        1         595,406.00      1.53
590 - 599                                        2         613,675.00      1.57
600 - 609                                        1         286,732.00      0.74
610 - 619                                        2         850,899.00      2.18
620 - 629                                        1         394,091.00      1.01
630 - 639                                        2         857,332.00      2.20
640 - 649                                        1         134,980.00      0.35
650 - 659                                        5       2,787,697.00      7.15
660 - 669                                        7       3,106,467.00      7.97
670 - 679                                        9       2,257,711.00      5.79
680 - 689                                        5         982,323.00      2.52
690 - 699                                        8       2,501,908.00      6.42
700 - 709                                        7       1,600,232.00      4.11
710 - 719                                       10       2,924,193.00      7.50
720 - 729                                        9       2,862,005.00      7.34
730 - 739                                       11       2,985,918.00      7.66
740 - 749                                        5       1,069,631.00      2.74
750 - 759                                        3       1,101,830.00      2.83
760 - 769                                        8       1,824,592.00      4.68
770 - 779                                        7       1,999,597.00      5.13
780 - 789                                       11       3,108,909.00      7.98
790 - 799                                        4       1,012,445.00      2.60
800 - 809                                        2         190,771.00      0.49
810 - 819                                        1          29,424.00      0.08
--------------------------------------------------------------------------------
Total:                                         128     $38,981,521.00    100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 810
Weighted Average: 706
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan To Value Ratio                          COUNT                UPB         %
--------------------------------------------------------------------------------
5.001% - 10.000%                                 1        $595,406.00      1.53%
10.001% - 15.000%                                1          91,919.00      0.24
20.001% - 25.000%                                4         945,539.00      2.43
25.001% - 30.000%                                5       1,068,383.00      2.74
30.001% - 35.000%                                7       1,940,631.00      4.98
35.001% - 40.000%                               10       2,363,832.00      6.06
40.001% - 45.000%                               10       3,220,493.00      8.26
45.001% - 50.000%                               18       6,449,443.00     16.54
50.001% - 55.000%                               12       3,382,421.00      8.68
55.001% - 60.000%                               14       3,437,420.00      8.82
60.001% - 65.000%                                9       2,939,668.00      7.54
65.001% - 70.000%                               13       4,712,280.00     12.09
70.001% - 75.000%                               13       3,166,632.00      8.12
75.001% - 80.000%                                6       2,908,431.00      7.46
80.001% - 85.000%                                1         154,636.00      0.40
85.001% - 90.000%                                1          48,939.00      0.13
90.001% - 95.000%                                1         394,091.00      1.01
95.001% - 100.000%                               2       1,161,356.00      2.98
--------------------------------------------------------------------------------
Total:                                         128     $38,981,521.00    100.00%
--------------------------------------------------------------------------------
Minimum: 8.57%
Maximum: 100.00%
Weighted Average: 55.54%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Combined Loan To Value Ratio                 COUNT                UPB         %
--------------------------------------------------------------------------------
5.001% - 10.000%                                 1        $595,406.00      1.53%
10.001% - 15.000%                                1          91,919.00      0.24
20.001% - 25.000%                                4         945,539.00      2.43
25.001% - 30.000%                                5       1,068,383.00      2.74
30.001% - 35.000%                                6       1,569,903.00      4.03
35.001% - 40.000%                               10       2,458,908.00      6.31
40.001% - 45.000%                               10       3,220,493.00      8.26
45.001% - 50.000%                               15       5,557,269.00     14.26
50.001% - 55.000%                               12       3,464,718.00      8.89
55.001% - 60.000%                               15       3,860,927.00      9.90
60.001% - 65.000%                                9       2,939,668.00      7.54
65.001% - 70.000%                               16       5,374,302.00     13.79
70.001% - 75.000%                               13       3,166,632.00      8.12
75.001% - 80.000%                                6       2,908,431.00      7.46
80.001% - 85.000%                                1         154,636.00      0.40
85.001% - 90.000%                                1          48,939.00      0.13
90.001% - 95.000%                                1         394,091.00      1.01
95.001% - 100.000%                               2       1,161,356.00      2.98
--------------------------------------------------------------------------------
Total:                                         128     $38,981,521.00    100.00%
--------------------------------------------------------------------------------
Minimum: 8.57%
Maximum: 100.00%
Weighted Average: 56.12%
--------------------------------------------------------------------------------



The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                               Aug 26, 2004 15:35                  Page 2  of  4

                               UBS Investment Bank
                            Fixed Bid Stratification

       Available; No PIF's; (less FHA/VA); AF15 SEP; '; 15yr; '; '; Lower
================================================================================


--------------------------------------------------------------------------------
DTI                                          COUNT                UPB         %
--------------------------------------------------------------------------------
<= 0.000%                                       37     $11,289,717.00     28.96%
1.001% - 6.000%                                  1         264,802.00      0.68
6.001% - 11.000%                                 1         395,016.00      1.01
11.001% - 16.000%                                1         192,802.00      0.49
16.001% - 21.000%                                6       1,131,798.00      2.90
21.001% - 26.000%                                7       2,069,687.00      5.31
26.001% - 31.000%                               12       3,665,889.00      9.40
31.001% - 36.000%                               22       5,983,703.00     15.35
36.001% - 41.000%                               19       6,412,965.00     16.45
41.001% - 46.000%                                8       2,962,790.00      7.60
46.001% - 51.000%                                4       1,886,477.00      4.84
51.001% - 56.000%                                5       1,628,796.00      4.18
56.001% - 61.000%                                2         389,279.00      1.00
61.001% - 66.000%                                1         213,380.00      0.55
201.001% >=                                      2         494,419.00      1.27
--------------------------------------------------------------------------------
Total:                                         128     $38,981,521.00    100.00%
--------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 999.999%
Weighted Average: 52.983%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Geographic Concentration                     COUNT                UPB         %
--------------------------------------------------------------------------------
California                                      45     $15,816,276.00     40.57%
New York                                        12       3,999,422.00     10.26
Illinois                                        10       2,768,796.00      7.10
Texas                                            5       2,179,934.00      5.59
Massachusetts                                    6       2,178,796.00      5.59
Maryland                                         8       1,611,564.00      4.13
Virginia                                         6       1,466,972.00      3.76
Arizona                                          3         972,452.00      2.49
New Jersey                                       3         942,090.00      2.42
Missouri                                         2         813,668.00      2.09
Georgia                                          3         804,991.00      2.07
Florida                                          4         777,923.00      2.00
Oregon                                           3         614,378.00      1.58
Nevada                                           2         591,797.00      1.52
Colorado                                         2         576,073.00      1.48
South Carolina                                   2         551,961.00      1.42
Michigan                                         2         525,032.00      1.35
Minnesota                                        2         405,893.00      1.04
Wisconsin                                        1         403,759.00      1.04
Montana                                          1         222,438.00      0.57
Vermont                                          1         213,380.00      0.55
North Carolina                                   1         165,406.00      0.42
Louisiana                                        1         147,694.00      0.38
Maine                                            1          98,861.00      0.25
Pennsylvania                                     1          91,919.00      0.24
Connecticut                                      1          40,044.00      0.10
--------------------------------------------------------------------------------
Total:                                         128     $38,981,521.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
North-South CA                               COUNT                UPB         %
--------------------------------------------------------------------------------
States Not CA                                   83     $23,165,245.00     59.43%
South CA                                        25      10,478,074.00     26.88
North CA                                        20       5,338,202.00     13.69
--------------------------------------------------------------------------------
Total:                                         128     $38,981,521.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Zip Code Concentration                       COUNT                UPB         %
--------------------------------------------------------------------------------
91011                                            1      $1,341,706.00      3.44%
91362                                            2       1,209,577.00      3.10
78212                                            1         815,383.00      2.09
94501                                            2         811,168.00      2.08
20815                                            3         706,300.00      1.81
Other                                          119      34,097,388.00     87.47
--------------------------------------------------------------------------------
Total:                                         128     $38,981,521.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Purpose                                 COUNT                UPB         %
--------------------------------------------------------------------------------
Rate & Term Refi                                58     $19,854,888.00     50.93%
Cash Out Refi                                   56      14,084,585.00     36.13
Purchase                                        14       5,042,048.00     12.93
--------------------------------------------------------------------------------
Total:                                         128     $38,981,521.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Cashout Indicator                            COUNT                UPB         %
--------------------------------------------------------------------------------
No                                              17      $7,737,817.00     19.85%
Not Provided                                   100      27,306,765.00     70.05
Yes                                             10       3,849,507.00      9.88
                                                 1          87,431.00      0.22
--------------------------------------------------------------------------------
Total:                                         128     $38,981,521.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INTCALCTYPE                                  COUNT                UPB         %
--------------------------------------------------------------------------------
Interest In Arrears                            128     $38,981,521.00    100.00%
--------------------------------------------------------------------------------
Total:                                         128     $38,981,521.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Document Type                                COUNT                UPB         %
--------------------------------------------------------------------------------
Stated Income Full Asset                        52     $11,446,048.00     29.36%
Full                                            17       7,261,614.00     18.63
Streamline                                      11       4,953,309.00     12.71
Reduced                                          9       4,228,071.00     10.85
No Income No Asset                               9       2,860,787.00      7.34
No Ratio                                        10       2,428,828.00      6.23
No Income Verified                               8       1,812,767.00      4.65
Alternate                                        4       1,684,369.00      4.32
Full Doc DU/LP                                   2         883,659.00      2.27
Stated Doc                                       4         878,405.00      2.25
Asset Only                                       1         345,973.00      0.89
Limited Income Full Asset                        1         197,691.00      0.51
--------------------------------------------------------------------------------
Total:                                         128     $38,981,521.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                                COUNT                UPB         %
--------------------------------------------------------------------------------
Single Family                                   93     $27,911,810.00     71.60%
Pud                                             16       5,694,024.00     14.61
Condomimium                                      5       1,587,127.00      4.07
Low Rise Condo (2-4 floors)                      5       1,083,699.00      2.78
Three Family                                     3         957,974.00      2.46
Two Family                                       4         878,291.00      2.25
Pud Detached                                     1         819,657.00      2.10
Coop                                             1          48,939.00      0.13
--------------------------------------------------------------------------------
Total:                                         128     $38,981,521.00    100.00%
--------------------------------------------------------------------------------



The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                               Aug 26, 2004 15:35                  Page 3  of  4

                               UBS Investment Bank
                            Fixed Bid Stratification

       Available; No PIF's; (less FHA/VA); AF15 SEP; '; 15yr; '; '; Lower
================================================================================


--------------------------------------------------------------------------------
Occupancy                                    COUNT                UPB         %
--------------------------------------------------------------------------------
Owner Occupied                                 119     $36,756,342.00     94.29%
Second Home                                      9       2,225,178.00      5.71
--------------------------------------------------------------------------------
Total:                                         128     $38,981,521.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment Penalty (Months)                  COUNT                UPB         %
--------------------------------------------------------------------------------
 0.000                                         127     $38,728,433.00     99.35%
60.000                                           1         253,088.00      0.65
--------------------------------------------------------------------------------
Total:                                         128     $38,981,521.00    100.00%
--------------------------------------------------------------------------------
wa Term: 0.390
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Balloon Flag                                 COUNT                UPB         %
--------------------------------------------------------------------------------
Not a Balloon Loan                             128     $38,981,521.00    100.00%
--------------------------------------------------------------------------------
Total:                                         128     $38,981,521.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Lien Position                                COUNT                UPB         %
--------------------------------------------------------------------------------
1                                              128     $38,981,521.00    100.00%
--------------------------------------------------------------------------------
Total:                                         128     $38,981,521.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mortgage Ins.                                COUNT                UPB         %
--------------------------------------------------------------------------------
No MI                                            1        $345,973.00      0.89%
Pledged Assets                                   1         815,383.00      2.09
PMI Mortgage Insurance                           1          48,939.00      0.13
Radian Guaranty                                  1         154,636.00      0.40
United Guaranty                                  1         394,091.00      1.01
LTV <=80                                       123      37,222,499.00     95.49
--------------------------------------------------------------------------------
Total:                                         128     $38,981,521.00    100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.89%
--------------------------------------------------------------------------------


The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                               Aug 26, 2004 15:35                  Page 4  of  4